MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2003-HC2

Payment Number	20
Beginning Date of Collection Period	01-May-05
End Date of Collection Period	31-May-05
Payment Date	20-Jun-05
Previous Payment Date	20-May-05

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	34,404,238.91
Available Payment Amount	34,206,926.02
Principal Collections	30,798,850.24
Interest Collections (net of servicing fee)	3,408,075.78
Net of Principal Recoveries	3,394,895.03
Principal Recoveries	13,180.75
Servicing Fee	211,559.89
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	34,404,238.91
Interest Paid to Notes and Components	1,025,960.93
Principal Paid to Notes and Components	31,436,728.22
Transferor - pursuant to 5.01 (a) (xiv)	1,729,989.87
Servicing Fee	211,559.89

Group 1 Pool Balance
Beginning Pool Balance	507,743,728.63
Principal Collections (including repurchases)	30,798,850.24
Additional Principal Reduction Amount	637,877.98
Ending Pool Balance	476,307,000.41

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.52%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.48%
Net Yield	7.05%
Realized Losses	624,697.23
Cumulative Realized Losses	8,590,719.04
Cumulative Loss Percentage	0.73%
Delinquent Loans
One Payment Principal Balance of loans	25,418,260.56
One Payment Number of loans	226
Two Payments Principal Balance of loans	6,371,864.57
Two Payments Number of loans	62
Three+ Payments Principal Balance of loans	37,630,091.50
Three+ Payments Number of loans	378

Two+ Payments Delinquency Percentage	9.24%
Two+ Payments Rolling Average	8.35%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	4,851
Number of loans outstanding end of period	4,593
Number of REO as of the end of the Collection Period	95
Principal Balance of REO as of the end of the Collection Period	7,483,461.34

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	1,729,989.87
Principal Payment Amount	30,798,850.24
Principal Collections	30,798,850.24
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	10,379,720.01
Available Payment Amount	10,333,140.86
Principal Collections	9,492,189.33
Interest Collections (net of servicing fee)	840,951.53
Net of Principal Recoveries	813,997.30
Principal Recoveries	26,954.23
Servicing Fee	46,579.15
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	10,379,720.01
Interest Paid to Notes and Components	217,272.84
Principal Paid to Notes and Components	9,730,457.54
Transferor - pursuant to 5.01 (a) (xiv)	385,410.48
Servicing Fee	46,579.15

Group 2 Pool Balance
Beginning Pool Balance	111,789,964.17
Principal Collections (including repurchases)	9,492,189.33
Additional Principal Reduction Amount	238,268.21
Ending Pool Balance	102,059,506.63

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	9.24%
Loss Rate (net of principal recoveries; % of beginning pool balance)	2.27%
Net Yield	6.97%
Realized Losses	211,313.98
Cumulative Realized Losses	1,868,590.12
Cumulative Loss Percentage	0.65%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	5,127,534.61
One Payment - Number of mortgage loans	44
Two Payments - Principal Balance of mortgage loans	1,549,483.30
Two Payments - Number of mortgage loans	16
Three+ Payments - Principal Balance of mortgage loans	8,856,464.06
Three+ Payments - Number of mortgage loans	80

Two+ Payments Delinquency Percentage	10.20%
Two+ Payments Rolling Average	9.54%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	974
Number of loans outstanding end of period	912
Number of REO as of the end of the Collection Period	23
Principal Balance of REO as of the end of the Collection Period	1,951,827.05

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	-

Monthly Excess Cashflow	385,410.48
Principal Payment Amount	9,492,189.33
Principal Collections	9,492,189.33
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	3.09000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	3.38000%
Class A-1 Note Rate	3.38000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	3.69000%
Class M-1 Component Rate	3.69000%
Group 1 Available Funds Cap	8.34700%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	3.42000%
Class A-2 Note Rate	3.42000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	3.69000%
Class M-2 Component Rate	3.69000%
Group 2 Available Funds Cap	8.56465%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	30.541076
2. Principal Payment per $1,000	29.594528
3. Interest Payment per $1,000	0.946547

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	3.38000%
2. Days in Accrual Period	31

3. Class A-1 Interest Due	782,030.90
4. Class A-1 Interest Paid	782,030.90
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	268,687,846.59
2. Class A-1 Principal Due	24,450,791.90
3. Class A-1 Principal Paid	24,450,791.90
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	244,237,054.69

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.3252120
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.2956174
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.5127723

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	38.671630
2. Principal Payment per $1,000	37.841236
3. Interest Payment per $1,000	0.830394

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	3.42000%
2. Days in Accrual Period	31

3. Class A-2 Interest Due	166,076.37
4. Class A-2 Interest Paid	166,076.37
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	56,392,653.75
2. Class A-2 Principal Due	7,568,133.64
3. Class A-2 Principal Paid	7,568,133.64
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	48,824,520.11

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.2819675
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.2441263
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.4783927

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	30.627889
2. Principal Payment per $1,000	29.594528
3. Interest Payment per $1,000	1.033361

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	3.69000%
2. Days in Accrual Period	31

3. Class M-1 Interest Due	243,930.03
4. Class M-1 Interest Paid	243,930.03
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	76,767,909.74
2. Class M-1 Principal Due	6,985,936.32
3. Class M-1 Principal Paid	6,985,936.32
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	69,781,973.42

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.3252120
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.2956174
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1465063

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	38.737188
2. Principal Payment per $1,000	37.841236
3. Interest Payment per $1,000	0.895952

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	3.69000%
2. Days in Accrual Period	31

3. Class M-2 Interest Due	51,196.47
4. Class M-2 Interest Paid	51,196.47
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	16,112,186.78
2. Class M-2 Principal Due	2,162,323.90
3. Class M-2 Principal Paid	2,162,323.90
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	13,949,862.88

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.2819675
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.2441263
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1366836

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on June 20, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of June, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer